UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2007
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RENAISSANCE ACQUISITION CORP.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-33258	20-4720414
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

50 East Sample Road, Suite 400, Pompano Beach, Florida		33064
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code		(954) 784-3031

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On February 14, 2007, Renaissance Acquisition Corp. (the "Company") announced that, commencing with the opening of trading on February 15, 2007, the common stock and warrants included in the Company's outstanding 15,600,000 units will commence separate trading on the American Stock Exchange. Holders of units may elect to trade the component shares of common stock and warrants separately. Those units not separated will continue to trade on the American Stock Exchange under the symbol RAK.U, and each of the common stock and warrants will trade on the American Stock Exchange under the symbols RAK and RAK.WS, respectively.

A copy of the Press Release issued by the Company announcing the separate trading of the securities underlying the units is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit

	Exhibit 99.1	Press Release dated February 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 14, 2007	RENAISSANCE ACQUISITION CORP.

	By:	/s/ Barry W. Florescue
	Name:	Barry W. Florescue
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release